                                                                   Exhibit 99.41

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED SERVICER'S CERTIFICATE

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1994-5

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    489,386.52
          (b) Interest .....................................    $  2,644,079.47
          (c) Total ........................................    $  3,133,465.99

     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................................    $    489,386.52
          (b) Interest .....................................    $  2,555,366.16
          (c) Total ........................................    $  3,044,752.68

     3.   Aggregate Principal Prepayments in part received
          and applied in prior month: ......................    $    212,609.54

     4. Aggregate Principal Prepayments in full received in prior month:

          (a) Principal ....................................    $  2,176,310.68
          (b) Interest .....................................    $      5,552.11
          (c) Total ........................................    $  2,181,862.79

     5. Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00


     6.   Aggregate Liquidation Proceeds for prior month:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     8. Aggregate Purchase Prices (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     9.   Pool Scheduled Principal Balance:.................    $437,798,655.76

     10.  Available Funds: .................................    $  5,439,225.01

     11.  Realized Losses for prior month: .................    $        598.00

     12.  Aggregate Realized Losses and Debt Service
          Reductions:

          (a) Deficient Valuations: ........................    $          0.00
          (b) Special Hazard Losses: .......................    $     49,000.00
          (c) Fraud Losses: ................................    $          0.00
          (d) Excess Bankruptcy Losses: ....................    $          0.00
          (e) Excess Special Hazard Losses: ................    $          0.00
          (f) Excess Fraud Losses: .........................    $          0.00
          (g) Debt Service Reductions: .....................    $          0.00

     13.  Accrued Certificate Interest, Unpaid Class
          Interest Shortfalls and Pay-out Rate:

Class 5-A1 ...............  $    155,269.23   $          0.00        6.47919918%
Class 5-A2 ...............  $    102,189.78   $          0.00        6.03063939%
Class 5-A3 ...............  $     21,713.73   $          0.00        9.96799847%
Class 5-A4 ...............  $    148,459.48   $          0.00        6.47919900%
Class 5-A5 ...............  $     86,556.33   $          0.00        4.83447961%
Class 5-A6 ...............  $    165,876.08   $          0.00        5.48239912%
Class 5-A7 ...............  $     94,247.77   $          0.00        6.22999916%
Class 5-A8 ...............  $    125,323.91   $          0.00        6.47919917%
Class 5-A9 ...............  $    102,787.09   $          0.00        6.47919882%
Class 5-A10 ..............  $    201,690.70   $          0.00        6.47919899%
Class 5-A11 ..............  $    299,842.51   $          0.00        6.47919908%

Class 5-A12 ..............  $    441,714.00   $          0.00        6.47919911%
Class 5-A13 ..............  $    133,726.13   $          0.00        7.02743861%
Class 5-A14 ..............  $     23,710.31   $          0.00        3.97845571%
Class 5-A15 ..............  $     13,277.78   $          0.00        9.76863782%
Class 5-A16 ..............  $     29,763.82   $          0.00        6.41839618%
Class 5-A17 ..............  $     11,838.04   $          0.00        6.63728794%
Class 5-A18 ..............  $     63,376.19   $          0.00        3.22149604%
Class 5-M ................  $     66,740.80   $          0.00        6.47919884%
Class 5-B1 ...............  $     40,043.41   $          0.00        6.47919918%
Class 5-B2 ...............  $     26,695.50   $          0.00        6.47917287%
Class 5-B3 ...............  $     12,012.92   $          0.00        6.47914226%
Class 5-B4 ...............  $      4,004.24   $          0.00        6.47903151%
Class 5-B5 ...............  $      8,503.44   $          0.00        6.47912004%
Class 5-S ................  $    181,553.56   $          0.00        0.49438476%
Class 5-R ................  $          0.00   $          0.00        0.00000000%
Class 5-RL ...............  $          0.00   $          0.00        0.00000000%

     14.  Principal distributable:

Class 5-A1 ....   $    902,806.80             Class 5-A14 ...   $          0.00
Class 5-A2 ....   $    638,373.51             Class 5-A15 ...   $          0.00
Class 5-A3 ....   $     82,064.86             Class 5-A16 ...   $          0.00
Class 5-A4 ....   $    863,211.83             Class 5-A17 ...   $          0.00
Class 5-A5 ....   $    325,077.64             Class 5-M .....   $     13,727.21
Class 5-A6 ....   $          0.00             Class 5-B1 ....   $      8,236.11
Class 5-A7 ....   $          0.00             Class 5-B2 ....   $      5,490.74
Class 5-A8 ....   $          0.00             Class 5-B3 ....   $      2,470.83
Class 5-A9 ....   $          0.00             Class 5-B4 ....   $        823.61
Class 5-A10 ...   $     34,274.59             Class 5-B5 ....   $      1,749.01
Class 5-A11 ...   $          0.00             Class 5-R .....   $          0.00
Class 5-A12 ...   $          0.00             Class 5-RL ....   $          0.00
Class 5-A13 ...   $          0.00

     16.  Additional distributions to the Class 5-RL
          Certificate pursuant to Section 2.05(d): .........               1.52

     17.  Certificate Interest Rates of:

          Class A7 Certificates ............................         6.25000000%
          Class A13 Certificates ...........................         7.05000000%
          Class A14 Certificates ...........................         3.99122782%
          Class A15 Certificates ...........................         9.80000000%
          Class A16 Certificates ...........................         6.43900000%
          Class A17 Certificates ...........................         6.65860000%
          Class A18 Certificates ...........................         2.25000000%
          Class S Certificates .............................         0.54166632%

     18.  Elemental Interest Rate of Class A18A Notional
          Element: .........................................         2.25000000%

B.   Other Amounts:


     1.   Senior Percentage for such Distribution Date: ....          93.359541%

     2.   Senior Prepayment Percentage for such Distribution
          Date: ............................................         100.000000%

     3.   Junior Percentage for such Distribution Date: ....           6.640459%

     4.   Junior Prepayment Percentage for such Distribution
          Date: ............................................           0.000000%

     5.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ...............................    $          0.00

     6.   Prepayment Distribution Triggers satisfied:

                                                  YES         NO

                      Class 5-B1.......            X
                      Class 5-B2.......            X
                      Class 5-B3.......            X
                      Class 5-B4.......                        X
                      Class 5-B5.......                        X

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                     GE CAPITAL MORTGAGE SERVICES, INC.

                                     By: /s/ Karen Pickett
                                        ____________________________________
                                           Karen Pickett
                                           Vice-President,
                                           Investor Operations